EXHIBIT 99.1


                       PSA          PSA          CPR          CPR          CPR          CPR          CPR          CPR
Input     Output           300          100            5           10           15           20           25           30
PREPAY      2.871       C            C            C            C            C            C            C            C
01MLIB    Av Life        3.491         7.95         8.05        4.495        2.965        2.193        1.731        1.415
Price     Window    5/05-12/12    5/05-7/24    5/05-8/25   5/05-11/17    5/05-3/13   5/05-11/10    5/05-8/09   5/05-10/08
102-28     Yield         6.534        6.161        6.105        6.344        6.422        6.368        6.241        6.063
102-28+    Yield         6.529        6.159        6.102        6.339        6.416         6.36        6.231        6.051
102-29     Yield         6.523        6.156        6.099        6.335        6.409        6.352        6.221        6.039
102-29+    Yield         6.518        6.153        6.097        6.331        6.403        6.344        6.211        6.027
102-30     Yield         6.513         6.15        6.094        6.326        6.397        6.336        6.201        6.015
102-30+    Yield         6.508        6.147        6.091        6.322        6.391        6.328        6.191        6.003
102-31     Yield         6.502        6.145        6.088        6.317        6.385         6.32        6.181        5.991
102-31+    Yield         6.497        6.142        6.085        6.313        6.379        6.312        6.172        5.979
103-00     Yield         6.492        6.139        6.083        6.309        6.372        6.304        6.162        5.968
103-00+    Yield         6.487        6.136         6.08        6.304        6.366        6.296        6.152        5.956
103-01     Yield         6.481        6.133        6.077          6.3         6.36        6.288        6.142        5.944
103-01+    Yield         6.476        6.131        6.074        6.296        6.354         6.28        6.132        5.932
103-02     Yield         6.471        6.128        6.071        6.291        6.348        6.272        6.122         5.92
103-02+    Yield         6.466        6.125        6.068        6.287        6.342        6.264        6.112        5.908
103-03     Yield          6.46        6.122        6.066        6.282        6.336        6.256        6.102        5.896



                           CPR                   CPR                       CPR
Input         Output       3/3, 6/4, 18/6, 8     4/6, 6/6, 7/6, 8/6, 9     5/2, 25/2, 38/2, 22/1, 7/24, 10
PREPAY        Av Life                  1.312                     2.485                               2.239
Price         Window              5/05-10/11                 5/05-1/12                           5/05-1/16
99-20          Yield                    5.57                     5.567                               5.568
99-21          Yield                   5.544                     5.553                               5.551
99-22          Yield                   5.518                     5.539                               5.535
99-23          Yield                   5.492                     5.524                               5.519
99-24          Yield                   5.467                      5.51                               5.503
99-25          Yield                   5.441                     5.496                               5.486
99-26          Yield                   5.415                     5.482                                5.47
99-27          Yield                   5.389                     5.468                               5.454
99-28          Yield                   5.363                     5.453                               5.438
99-29          Yield                   5.337                     5.439                               5.422
99-30          Yield                   5.311                     5.425                               5.406
99-31          Yield                   5.286                     5.411                               5.389
100-00         Yield                    5.26                     5.397                               5.373
100-01         Yield                   5.234                     5.383                               5.357
100-02         Yield                   5.208                     5.368                               5.341
100-03         Yield                   5.183                     5.354                               5.325
100-04         Yield                   5.157                      5.34                               5.309


          CPR                                 CPR                       CPR               CPR
Input     5/3, 7/5, 6/24, 7/24, 8/24, 9       3/3, 22/4, 6/12, 7        4/12, 18/6, 8     3/3, 5/6,6/12,7/12, 8
PREPAY                            4.423                     4.75                1.642                     4.576
Price                         5/05-8/16                5/05-7/20           5/05-10/11                 5/05-8/17
99-20                             5.566                    5.566                5.569                     5.566
99-21                             5.557                    5.557                5.548                     5.557
99-22                             5.548                    5.548                5.527                     5.549
99-23                             5.539                    5.539                5.506                      5.54
99-24                              5.53                     5.53                5.485                     5.531
99-25                             5.521                    5.521                5.465                     5.523
99-26                             5.513                    5.512                5.444                     5.514
99-27                             5.504                    5.503                5.423                     5.506
99-28                             5.495                    5.494                5.402                     5.497
99-29                             5.486                    5.485                5.381                     5.489
99-30                             5.477                    5.476                5.361                      5.48
99-31                             5.468                    5.467                 5.34                     5.472
100-00                             5.46                    5.458                5.319                     5.463
100-01                            5.451                    5.449                5.298                     5.455
100-02                            5.442                     5.44                5.278                     5.446
100-03                            5.433                    5.431                5.257                     5.437
100-04                            5.425                    5.422                5.236                     5.429


                      CPR          CPR          CPR          CPR          CPR          CPR          CPR
Input    Output             4            6            8           10           12           15           20
PREPAY   Av Life       12.989        7.337        1.909        0.906        0.906        0.906        0.838
Price    Window    5/05-11/25   5/05-10/21    5/05-5/15    5/05-6/07    5/05-6/07    5/05-6/07   5/05-11/06
99-20    Yield          5.564        5.565        5.568        5.573        5.573        5.573        5.574
99-21    Yield          5.561        5.559         5.55        5.536        5.536        5.536        5.534
99-22    Yield          5.557        5.553        5.531          5.5          5.5          5.5        5.495
99-23    Yield          5.553        5.547        5.512        5.463        5.463        5.463        5.456
99-24    Yield          5.549        5.541        5.493        5.427        5.427        5.427        5.416
99-25    Yield          5.545        5.534        5.475         5.39         5.39         5.39        5.377
99-26    Yield          5.542        5.528        5.456        5.354        5.354        5.354        5.338
99-27    Yield          5.538        5.522        5.437        5.317        5.317        5.317        5.298
99-28    Yield          5.534        5.516        5.419        5.281        5.281        5.281        5.259
99-29    Yield           5.53         5.51          5.4        5.244        5.244        5.244         5.22
99-30    Yield          5.526        5.504        5.382        5.208        5.208        5.208        5.181
99-31    Yield          5.523        5.498        5.363        5.172        5.172        5.172        5.141
100-00   Yield          5.519        5.492        5.344        5.135        5.135        5.135        5.102
100-01   Yield          5.515        5.486        5.326        5.099        5.099        5.099        5.063
100-02   Yield          5.511         5.48        5.307        5.063        5.063        5.063        5.024
100-03   Yield          5.507        5.474        5.289        5.026        5.026        5.026        4.985
100-04   Yield          5.504        5.468         5.27         4.99         4.99         4.99        4.946


                              CPR                      CPR                        CPR
Input            Output       3/3, 6/4, 18/6, 8        4/6, 6/6, 7/6, 8/6, 9      5/2, 25/2, 38/2, 22/1, 7/24, 10
PREPAY          Av Life                   1.312                        2.485                                2.239
Price            Window              5/05-10/11                    5/05-1/12                            5/05-1/16
99-20            Yield                     5.57                        5.567                                5.568
99-21            Yield                    5.544                        5.553                                5.551
99-22            Yield                    5.518                        5.539                                5.535
99-23            Yield                    5.492                        5.524                                5.519
99-24            Yield                    5.467                         5.51                                5.503
99-25            Yield                    5.441                        5.496                                5.486
99-26            Yield                    5.415                        5.482                                 5.47
99-27            Yield                    5.389                        5.468                                5.454
99-28            Yield                    5.363                        5.453                                5.438
99-29            Yield                    5.337                        5.439                                5.422
99-30            Yield                    5.311                        5.425                                5.406
99-31            Yield                    5.286                        5.411                                5.389
100-00           Yield                     5.26                        5.397                                5.373
100-01           Yield                    5.234                        5.383                                5.357
100-02           Yield                    5.208                        5.368                                5.341
100-03           Yield                    5.183                        5.354                                5.325
100-04           Yield                    5.157                         5.34                                5.309


                 CPR                               CPR                    CPR                CPR
Input            5/3, 7/5, 6/24, 7/24, 8/24, 9     3/3, 22/4, 6/12, 7      4/12, 18/6, 8     3/3, 5/6,6/12,7/12, 8
PREPAY                                   4.423                   4.75              1.642                     4.576
Price                                5/05-8/16              5/05-7/20         5/05-10/11                 5/05-8/17
99-20                                    5.566                  5.566              5.569                     5.566
99-21                                    5.557                  5.557              5.548                     5.557
99-22                                    5.548                  5.548              5.527                     5.549
99-23                                    5.539                  5.539              5.506                      5.54
99-24                                     5.53                   5.53              5.485                     5.531
99-25                                    5.521                  5.521              5.465                     5.523
99-26                                    5.513                  5.512              5.444                     5.514
99-27                                    5.504                  5.503              5.423                     5.506
99-28                                    5.495                  5.494              5.402                     5.497
99-29                                    5.486                  5.485              5.381                     5.489
99-30                                    5.477                  5.476              5.361                      5.48
99-31                                    5.468                  5.467               5.34                     5.472
100-00                                    5.46                  5.458              5.319                     5.463
100-01                                   5.451                  5.449              5.298                     5.455
100-02                                   5.442                   5.44              5.278                     5.446
100-03                                   5.433                  5.431              5.257                     5.437
100-04                                   5.425                  5.422              5.236                     5.429


This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. Neither the issuer of the certificates nor Goldman, Sachs & Co., nor any of their affiliates makes any representation as to the accuracy or completeness of the information herein. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the securities and the assets backing any securities discussed herein supersedes all prior information regarding such securities and assets. Any information in this material, whether regarding the assets backing any securities discussed herein or otherwise, is preliminary and will be superseded by the applicable prospectus supplement and any other information subsequently filed with the SEC. The information contained herein will be superseded by the description of the mortgage pool contained in the prospectus supplement relating to the certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by Goldman, Sachs & Co. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind. Further information regarding this material may be obtained upon request.

This material is furnished to you solely by Goldman, Sachs & Co., acting as underwriter and not as agent of the issuer.

FILE NAME: INV2.PDF

Input    Output       CPR          CPR          CPR          CPR          CPR          CPR
PREPAY      2.91            4            6            8           10           12           15
01MLIB   Av Life       C            C            C            C            C            C
Price    Window        12.989        7.337        1.909        0.906        0.906        0.906
102-00    Yield    5/05-11/25    5/10/2021    5/05-5/15    5/05-6/07    5/05-6/07    5/05-6/07
102-01    Yield         5.191         5.62        7.213        7.695        7.695        7.695
102-02    Yield         5.187        5.614        7.193        7.658        7.658        7.658
102-03    Yield         5.183        5.607        7.173        7.621        7.621        7.621
102-04    Yield         5.179        5.601        7.154        7.584        7.584        7.584
102-05    Yield         5.175        5.594        7.134        7.547        7.547        7.547
102-06    Yield         5.171        5.588        7.114         7.51         7.51         7.51
102-07    Yield         5.167        5.581        7.095        7.472        7.472        7.472
102-08    Yield         5.163        5.575        7.075        7.435        7.435        7.435
102-09    Yield         5.159        5.568        7.056        7.398        7.398        7.398
102-10    Yield         5.155        5.562        7.036        7.361        7.361        7.361
102-11    Yield         5.151        5.555        7.016        7.325        7.325        7.325
102-12    Yield         5.147        5.548        6.997        7.288        7.288        7.288
102-13    Yield         5.143        5.542        6.977        7.251        7.251        7.251
102-14    Yield         5.139        5.535        6.958        7.214        7.214        7.214
102-15    Yield         5.135        5.529        6.938        7.177        7.177        7.177
102-16    Yield         5.131        5.522        6.919         7.14         7.14         7.14
                        5.127        5.516        6.899        7.103        7.103        7.103

This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. Neither the issuer of the certificates nor Goldman, Sachs & Co., nor any of their affiliates makes any representation as to the accuracy or completeness of the information herein. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the securities and the assets backing any securities discussed herein supersedes all prior information regarding such securities and assets. Any information in this material, whether regarding the assets backing any securities discussed herein or otherwise, is preliminary and will be superseded by the applicable prospectus supplement and any other information subsequently filed with the SEC. The information contained herein will be superseded by the description of the mortgage pool contained in the prospectus supplement relating to the certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by Goldman, Sachs & Co. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind. Further information regarding this material may be obtained upon request.

This material is furnished to you solely by Goldman, Sachs & Co., acting as underwriter and not as agent of the issuer.

FILE NAME: newerYT.pdf

                        CPR                   CPR                          CPR                            CPR
Input    Output    4/3,6/3,18/6,8   4/6, 6/6, 7/12, 8/12, 9   5/2, 24/2, 38/2, 22/1, 7/24, 9   20/2, 7/6, 8/24, 9/24, 10
PREPAY     2.891         C                     C                            C                              C
01MLIB   Av Life            1.392                     2.864                            3.437                       1.734
Price    Window         5/05-5/13                 5/05-4/13                        5/05-9/19                   5/05-8/10
102-00    Yield             7.597                     7.299                            6.413                       7.502
102-01    Yield             7.571                     7.285                              6.4                       7.481
102-02    Yield             7.546                     7.272                            6.387                       7.461
102-03    Yield              7.52                     7.259                            6.374                        7.44
102-04    Yield             7.494                     7.246                            6.362                       7.419
102-05    Yield             7.468                     7.232                            6.349                       7.398
102-06    Yield             7.443                     7.219                            6.336                       7.378
102-07    Yield             7.417                     7.206                            6.323                       7.357
102-08    Yield             7.391                     7.193                            6.311                       7.336
102-09    Yield             7.366                     7.179                            6.298                       7.315
102-10    Yield              7.34                     7.166                            6.285                       7.295
102-11    Yield             7.314                     7.153                            6.273                       7.274
102-12    Yield             7.289                      7.14                             6.26                       7.253
102-13    Yield             7.263                     7.127                            6.247                       7.233
102-14    Yield             7.238                     7.113                            6.235                       7.212
102-15    Yield             7.212                       7.1                            6.222                       7.191
102-16    Yield             7.187                     7.087                             6.21                       7.171


                CPR                CPR                  CPR
Input    3/3, 22/4, 6/12, 7   4/12, 18/6, 8   3/3, 5/6, 6/12, 7/12, 8
PREPAY           C                  C                    C
01MLIB                 4.75           1.642                     4.576
Price             5/05-7/20      5/05-10/11                 5/05-8/17
102-00                6.019           7.783                     6.645
102-01                6.009           7.761                     6.636
102-02                5.999            7.74                     6.627
102-03                 5.99           7.718                     6.617
102-04                 5.98           7.696                     6.608
102-05                 5.97           7.675                     6.599
102-06                 5.96           7.653                      6.59
102-07                5.951           7.632                      6.58
102-08                5.941            7.61                     6.571
102-09                5.931           7.588                     6.562
102-10                5.921           7.567                     6.553
102-11                5.912           7.545                     6.544
102-12                5.902           7.524                     6.534
102-13                5.892           7.502                     6.525
102-14                5.882           7.481                     6.516
102-15                5.873           7.459                     6.507
102-16                5.863           7.438                     6.498

This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. Neither the issuer of the certificates nor Goldman, Sachs & Co., nor any of their affiliates makes any representation as to the accuracy or completeness of the information herein. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the securities and the assets backing any securities discussed herein supersedes all prior information regarding such securities and assets. Any information in this material, whether regarding the assets backing any securities discussed herein or otherwise, is preliminary and will be superseded by the applicable prospectus supplement and any other information subsequently filed with the SEC. The information contained herein will be superseded by the description of the mortgage pool contained in the prospectus supplement relating to the certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by Goldman, Sachs & Co. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind. Further information regarding this material may be obtained upon request.

This material is furnished to you solely by Goldman, Sachs & Co., acting as underwriter and not as agent of the issuer.

FILE NAME: Ytinvvec.pdf

                          CPR                 CPR                     CPR                      CPR                  CPR
Input      Output    4/3,6/3,18/6,8   4/6,6/6,7/12,8/12,9   5/2,24/2,38/2,22,7/24,9   20/2,7/6,8/24,9/24,10   3/3,22/4,6/12,7
PREPAY     2.891           C                   C                       C                        C                    C
01MLIB    Av Life             1.392                 2.864                     3.437                   1.734              4.75
Price     Window          5/05-5/13             5/05-4/13                 5/05-9/19               5/05-8/10         5/05-7/20
100-10     Yield              9.409                 8.417                     7.529                   9.034             6.974
100-11     Yield              9.382                 8.403                     7.515                   9.013             6.964
100-12     Yield              9.355                 8.389                     7.501                   8.991             6.953
100-13     Yield              9.328                 8.375                     7.488                   8.969             6.943
100-14     Yield              9.301                 8.361                     7.474                   8.948             6.932
100-15     Yield              9.274                 8.348                      7.46                   8.926             6.922
100-16     Yield              9.247                 8.334                     7.447                   8.904             6.911
100-17     Yield               9.22                  8.32                     7.433                   8.883             6.901
100-18     Yield              9.193                 8.306                     7.419                   8.861              6.89
100-19     Yield              9.166                 8.292                     7.406                   8.839              6.88
100-20     Yield              9.139                 8.279                     7.392                   8.818             6.869
100-21     Yield              9.113                 8.265                     7.379                   8.796             6.859
100-22     Yield              9.086                 8.251                     7.365                   8.775             6.848
100-23     Yield              9.059                 8.237                     7.352                   8.753             6.838
100-24     Yield              9.032                 8.224                     7.338                   8.731             6.827


             CPR               CPR                  CPR
Input    4/12,18/6,8   3/3,5/6,6/12,7/12,8   6/12,7/12,8/12,30
PREPAY        C                 C                    C
01MLIB         1.642                 4.576               1.882
Price     5/05-10/11             5/05-8/17           5/05-8/08
100-10         9.358                 7.553               9.121
100-11         9.335                 7.543               9.101
100-12         9.313                 7.534               9.082
100-13          9.29                 7.524               9.062
100-14         9.268                 7.514               9.043
100-15         9.245                 7.504               9.023
100-16         9.223                 7.495               9.004
100-17           9.2                 7.485               8.984
100-18         9.178                 7.475               8.965
100-19         9.156                 7.466               8.945
100-20         9.133                 7.456               8.926
100-21         9.111                 7.446               8.906
100-22         9.089                 7.437               8.887
100-23         9.066                 7.427               8.867
100-24         9.044                 7.417               8.848


This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. Neither the issuer of the certificates nor Goldman, Sachs & Co., nor any of their affiliates makes any representation as to the accuracy or completeness of the information herein. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the securities and the assets backing any securities discussed herein supersedes all prior information regarding such securities and assets. Any information in this material, whether regarding the assets backing any securities discussed herein or otherwise, is preliminary and will be superseded by the applicable prospectus supplement and any other information subsequently filed with the SEC. The information contained herein will be superseded by the description of the mortgage pool contained in the prospectus supplement relating to the certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by Goldman, Sachs & Co. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind. Further information regarding this material may be obtained upon request.

This material is furnished to you solely by Goldman, Sachs & Co., acting as underwriter and not as agent of the issuer.

                       CPR          CPR          CPR          CPR          CPR          CPR          CPR          CPR
Input     Output             4            6            8           10           12           15           20           25
PREPAY      2.891       C            C            C            C            C            C            C            C
01MLIB    Av Life       12.989        7.337        1.909        0.906        0.906        0.906        0.838        0.696
Price     Window    5/05-11/25   5/05-10/21    5/05-5/15    5/05-6/07    5/05-6/07    5/05-6/07   5/05-11/06    5/05-6/06
100-10     Yield         5.981        6.538        8.775       10.153       10.153       10.153       10.309        10.63
100-11     Yield         5.976        6.531        8.755       10.114       10.114       10.114       10.268       10.581
100-12     Yield         5.972        6.524        8.734       10.076       10.076       10.076       10.226       10.532
100-13     Yield         5.968        6.517        8.713       10.037       10.037       10.037       10.185       10.483
100-14     Yield         5.963         6.51        8.692        9.999        9.999        9.999       10.143       10.433
100-15     Yield         5.959        6.503        8.672         9.96         9.96         9.96       10.102       10.384
100-16     Yield         5.955        6.496        8.651        9.922        9.922        9.922       10.061       10.335
100-17     Yield          5.95        6.489         8.63        9.883        9.883        9.883        10.02       10.286
100-18     Yield         5.946        6.482         8.61        9.845        9.845        9.845        9.978       10.237
100-19     Yield         5.942        6.475        8.589        9.806        9.806        9.806        9.937       10.188
100-20     Yield         5.937        6.468        8.569        9.768        9.768        9.768        9.896       10.139
100-21     Yield         5.933        6.461        8.548         9.73         9.73         9.73        9.855        10.09
100-22     Yield         5.929        6.454        8.527        9.691        9.691        9.691        9.814       10.041
100-23     Yield         5.924        6.447        8.507        9.653        9.653        9.653        9.772        9.992
100-24     Yield          5.92         6.44        8.486        9.615        9.615        9.615        9.731        9.943

This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. Neither the issuer of the certificates nor Goldman, Sachs & Co., nor any of their affiliates makes any representation as to the accuracy or completeness of the information herein. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the securities and the assets backing any securities discussed herein supersedes all prior information regarding such securities and assets. Any information in this material, whether regarding the assets backing any securities discussed herein or otherwise, is preliminary and will be superseded by the applicable prospectus supplement and any other information subsequently filed with the SEC. The information contained herein will be superseded by the description of the mortgage pool contained in the prospectus supplement relating to the certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by Goldman, Sachs & Co. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind. Further information regarding this material may be obtained upon request.

This material is furnished to you solely by Goldman, Sachs & Co., acting as underwriter and not as agent of the issuer.